UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of report (Date of earliest event report:
September 5, 2012


Access Power, INC
(Exact name of registrant as specified in its charter)


State of Jurisdiction of incorporation:		FLORIDA
Commission File No:  					333-65069
IRS Employer Identification No:			27-4546259



17336 Hazel Street
Spring Lake MI   49456
pjensen@access-power.com
(Address of Principal Executive Officers)

Registrant's telephone number, including area code:
616-820-5985


Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425
under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3 .03  Material Modification to Rights of Security Holders

On May 17 2007 previous management stated that there was a a private placement of stock registered to:
Thunderbird Global
Corporation
PO Box 816-04174
Ave. Balboa, Panama 5
Republic of Panama

Firle Trading, S.A Suite 1-A
Calle Eusebio A Morales
El Canjrejo Panama City
Panama

Here is the link to the reported private placements:
(http://www.otcmarkets.com/financialReportViewer?symbol=ACCR&id=10745)

After a complete review of the transfer agent books and records, there is no issuance of any preferred C on the books of the corporation. Current management will file another amendment with the Secretary State of Florida (www.sunbiz.org) to eliminate all other classes of stock with the corporation. Currently, there are 500,000,000 authorized common shares authorized, however, it is the boards intention to reduce this amount to 400,000,000 common shares in the very near future.

It is further resolved that there are no rights and warrants to the Preferred C holders. Current management has resolved the identity of
the 2 referenced above entities:   Mark L Baum and James Panther.  In
SEC filings relating to other companies, their names are listed as beneficial owners. The SEC document that lists these 2 entities can be found at (www.sec.gov) .


Item 5.01         Change in Control of Registrant

The current amount of outstanding stock is 379,144,121 shares out of
500,000,000.   Current management has discovered that prior
management issued 250,000,000 shares to Thunderbird Global Corp and Firle Trading. Originally as unrestricted shares in a letter dated
April  23, 2008.   This past issuance is a violation of both federal
and state securities laws. On August 31, 2012, the transfer agent placed a restriction on the certificate, however, the location of the certificate is unknown. It does not matter.

Current management has discovered that the Corporation for Thunderbird Global Corp is actually a Nevada corporation Business
ID# NV20011462143. Mark L Baum is a control person with Thunderbird Global Corp. The record books and filings names for this corporation can be inspected at (http://nvsos.gov/sosentitysearch). Mark L Baum left 2009-2012 filings unpaid with the State of Nevada SOS, so subsequently Patrick J Jensen, a Director with Access Power INC is now in control of the Thunderbird Global Corp. It has come to the attention of current management that Mr. Baum and Thunderbird Global Corp has been in revoked status dating back to 2009 for lack of fees paid to the Secretary of State of Nevada.
As of today, these fees are current, and the new board has been elected. In light of this opportunity, the board of Access Power, INC has contacted the SOS of Nevada, and initiated a reinstatement fee for the corporation. Patrick J Jensen will be the President/Director/ Treasurer of the Thunderbird Global Corp and reinstate the corporation. Global Thunderbird is in control of Patrick J Jensen, and it is the intention that Thunderbird Global Corp merge into ACCR, so that the 125,000,000 shares of ACCR are credited back to the treasury. Thunderbird Global Corp (previously owned by Mark L Baum) will be merged with Access Power INC.

There is litigiation pending to have the issuance of 125,000,000 shares to Firle Trading SA nullified by a the 58th District court of Ottawa Co, where Access Power, INC resides. The State of Nevada Secretary of State has advised Patrick J Jensen that he is now President/Director/Treasurer of Thunderbird Global Corp, and therefore the only signatory in that company that was issued 250,000,000 shares illegally in 2008. Again, it is the boards intention to cancel the shares back to treausury of Access Power INC.

The transfer agent has provided a legal opinion that only 1 signature is required to cancel that certificate for 250,000,000. Firle Trading SA has no known contact information. It is the intention of current management that once the records are corrected with Thunderbird Global Corp, that the shares will be CANCELLED back to the Access Power, INC treasury. It is the opinion of Access Power, INC that a significant change in control of the registrant shares are taking place, and it remains the boards intention to bring DOWN the outstanding shares, find a market maker willing to trust our business plan and file a FORM 211, bring all SEC documents current, and eventually bring back ACCR to the OTCBB.


Item 8.01	    Other Events

Access Power, INC is currently a small business with less than $5,000 a month in monthly revenue, and about $3,800 cash on hand.
Access Power owns a 100% controlling interest in PJJ Arise, LLC a Michigan LLC, and a business consulting and service interest that is focused in the @Home service agent fields. There is a tremendous need for @Home agents through various entities like Alpine Access, Convergys, Live Ops, Arise, and Expert Planet. These are businesses that focus on the very growing @Home business servicing segment.
It is the goal of management to create a workforce of @Home men and women servicing the $50+ billion consumer retail market.


We project substantion mergers and acquisitions over the next 12 months.


In other items, Management has already contacted DTCC, and there are 92,000,000 plus shares listed in the system, and there are no
trading impairments.   Our goal is to clean up this corporation
and reduce the number of outstanding shares to around 100,000,000.
Then, the newly formed Access Power board will propose a tender offer for the remaining shares at $.0001 or $10,000, and then sell Access Power, INC to a fully reporting OTCBB/SEC filing shell or other company looking to reverse merger their operations into a PROFITABLE company. This is a tumultuous plan, and a lot of hard work has to be done.
There are many risk factors that may cause these events to not come to fruition.

Some of the tasks already include:

1.	A new checking account in the name of Access Power, INC
2.	Reinstate Florida Sec State to bring the corporation active
3.	Settle old debts with the transfer agent
4.	Establish NRAI as registered agent
5.	Ensure that DTCC and CUSIP are in order
6.	Verify and update information on www.otcmarkets.com
7.	Create a new FEIN for tax purposes
8.	Create EDGAR codes so that the company may begin the process of filing with the SEC
9.	Update contact information w/FINRA in the event of a corporate action.
        Evaluation is underway to determine whether it is a beneficial time to shrink the AS and the O/S and make this a once again an attractive corporation for out outside entity.
10.	FORM 211 solicitations and negotiations
11.	Angel Investor communications to begin
12.	Agreement with MarketWire for press distribution
13. Agreements and copies have been filed with the Florida Sec of State and the nevada Sec of State.

The company is in the process of contacting PCAOB, (http://pcaobus.org/Pages/default.aspx), for help with auditing the upcoming 10K filings. Access Power INC has the intention of filling a SUPER 10K, so that it's past obligations can be brought current. Access Power is in communication with the SEC to help resolve it's past problems of non-reporting, and to satisfy's the SEC's reporting requirement. ACCR is working to get off the grey market, because it is the company goal to create value going forward. The next SEC filing will be a Super 10K to bring current all past filing obligations of the US Securities Exchange Act. One last item, it is the current belief of management that there is no debt attached to our company. Any and all debt matters were covered through the toxic convertible debentures that caused the death spiral of 1999-2002. Florida Statute 95-11 is referenced in all debt matters. It is the opinion of current management that there is no debt to the corporation. It is our belief that all debt matters are settled.


A new life is about to begin...Super K is next. Management is very careful to attach a business to the ACCR structure. A clean OTCBB reporting company sells for $350k- $500k these days, and it is in our shareholder interest to raise this titan to the glory days of the past. If current management can lower the outstanding to the 100,000,000 size, then a valuation of $300,000 would equal very conservatively a stock price of $.003 per share based on a cash basis. Many compamnies with promise trade at 10x cash, so creating a multiple is one of managements top concerns, and priorities going forward. In the meantime, we have no debt,,,so enjoy the ride. ACCR is not selling stock at this moment. If you want to buy shares, the only available shares are in the open market.


Forward-Looking Statements Disclosure

As a public corporation Access Power, Inc. (OTC: ACCR) the Access Power, Inc. Web Site ("www.access-power.com") and the information we are incorporating by reference contain forward-looking statements within the meaning of federal securities laws, including information regarding the Company's financial outlook, future plans, objectives, business prospects and anticipated financial performance. You can identify these statements by the fact that they include words such as "will," "believe,""anticipate," "expect," "estimate," "intend," "plan," or variations of these words, or similar expressions.

These forward-looking statements are not statements of historical facts and represent only our current expectations regarding such matters. These statements inherently involve a wide range of known and unknown uncertainties. The Company's actual actions and results could differ materially from what is expressed or implied by these statements. Specific factors that could cause such a difference include those set forth in our Risk Factors page, plus other important factors disclosed previously and from time to time in our 10-K and other filings with the Securities and Exchange Commission.

Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, nor use historical trends to anticipate results or trends in future periods. We expressly disclaim any obligation or intention to provide updates to the forward-looking statements and the estimates and assumptions associated with them.


      -------------------------------------------------------------


      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Access Power, Inc.

      Date:   September 5, 2012




      By:

      /s/ Patrick J Jensen

      -------------------------------------------------------------
      Name:  Patrick J Jensen
      Title: Director